UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                       of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2007

                         NMS Communications Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                0-23282                                     04-2814586
        (Commission File Number)               (IRS Employer Identification No.)


             100 Crossing Boulevard, Framingham, Massachusetts 01702
               (Address of principal executive offices) (Zip Code)

                                 (508) 271-1000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                                EXPLANATORY NOTE

This Form 8-K amendment is being filed solely to change Todd Donahue's title in the third paragraph of Item 5.02 from "Vice President, Product Development of Aspen Technology, Inc." to "Vice President, Product Operations of Aspen Technology, Inc."

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c) Effective February 5, 2007, Mr. Todd Donahue, 33, will assume the positions of Vice President, Finance, Corporate Controller and Chief Accounting Officer of NMS Communications Corporation (the "Company").

Mr. Donahue will commence employment with the Company on February 5, 2007, pursuant to a written offer letter entered into as of January 12, 2007, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Mr. Donahue will receive annual base compensation of $170,000 and will be eligible for a management bonus of 40% of his annual base salary subject to the achievement of specific objectives. Mr. Donahue will also be eligible to receive an option to purchase 45,000 shares of the Company's common stock at an exercise price determined by the closing price of the Company's common stock on the NASDAQ Global Market on the date of grant with 34% of the number of options vesting on the first anniversary of the grant date and the remaining 66% vesting in equal quarterly increments through the third anniversary of the grant date. Mr. Donahue shall be an employee-at-will.

Mr. Donahue has served as Vice President, Product Operations of Aspen Technology, Inc. from February 2006 to February 2007. Aspen is a publicly traded provider of software and services with global FY06 revenues of $294 million. Mr. Donahue also served as Vice President of Finance of Aspen Technology, Inc from July 2005 to February 2006, and as Director of Finance from September 2003 to June 2005. Mr. Donahue served as Corporate Controller at Corechange, Inc., a privately held supplier of enterprise portal software, from February 2001 to June 2003 and as Director of Financial Reporting from July 2000 to February 2001. Corechange was acquired by Open Text Corporation in 2003. Mr. Donahue also served as Manager of Financial Reporting of Ardent Software, Inc from 1999 to 2000 and as Senior Accountant in Deloitte and Touche LLP's High Technology and Manufacturing Group from 1995 to 1999. None of these organizations is a parent, subsidiary or other affiliate of the Company.

Exhibit 10.1 and the disclosure in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

                                     Exhibit

                Number  Title
                ------  -----
                10.1 Offer Letter from NMS Communications Corporation to Todd Donahue, entered into as of January 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        NMS COMMUNICATIONS CORPORATION


DATE January 23, 2007           By:     /s/ ROBERT P. SCHECHTER
                                ================================================
                                Name: Robert P. Schechter
                                Title: President, Chief Executive
                                Officer and Chairman of the Board of Directors


                                  EXHIBIT INDEX


                Exhibit
                Number         Description
                -------        -------------------------------------------------
                10.1           Offer Letter from NMS Communications Corporation
                               to Todd Donahue, entered into as of January 2007.